EXHIBIT 10.1

                           PROPERTY PURCHASE AGREEMENT

     THIS AGREEMENT made as of the 24th day of November, 2010.

BETWEEN:

               MONTE RESOURCES INC., a company validly subsisting under the laws of Nevada with an office at 1002 Ermine Court, South Lake Tahoe, California 96150

               (the "Purchaser")

AND:

               RICHARD BILLINGSLEY, of 11114 - 147A Street, Surrey, British Columbia, V3R 3W2; and

               DWAYNE KRESS. of P.O. Box 2612, Garibaldi Highlands, British Columbia,

               VON ITO;

               (hereinafter referred to collectively as the "Sellers" and individually referred to as "Billingsley" and "Kress")

               (the "Sellers")

WHEREAS:

A. The Sellers are the sole legal and beneficial owner of a one hundred (100%) percent right, title and interest in and to the Claims as defined in Schedule "A"; and

B. The Sellers have now agreed to sell to the Purchaser, and the Purchaser has agreed to purchase, a one hundred percent (100%) right, title and interest in and to the Claims, on the terms and conditions hereinafter set forth.

     NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual promises, and agreements herein contained, the parties hereto agree as follows:

1) INTERPRETATION

a) In this Agreement and in the recitals and Schedules hereto, unless the context otherwise requires, the following expressions will have the following meanings:

     i) "Act" means the MINERAL TENURE ACT (British Columbia), and the regulations made thereunder, as amended from time to time;

     ii) "Claims" means certain mineral claims more particularly set forth and described in Schedule "A" attached hereto, together with all renewals or extensions thereof and all surface, water and ancillary or appurtenant rights attached or accruing thereto, and any leases or other forms of substitute or successor mineral title or interest granted, obtained or issued in connection with or in place of any such licenses (including, without limitation, any licenses staked and recorded to cover internal gaps or factions in respect of such ground);

     iii) "Closing Date" means the effective date of this Agreement; that is, November 24, 2010.

2) REPRESENTATIONS AND WARRANTIES

a) The Purchaser represents and warrants to the Sellers that:

     i) it is a body corporate duly formed, organized and validly subsisting under the laws of its incorporating jurisdiction and is duly qualified to acquire, explore and develop mineral Claims in British Columbia;

     ii) it has full power and authority to carry on its business and to enter into this Agreement and any agreement or instrument referred to or contemplated by this Agreement;

     iii) the execution and delivery of this Agreement and any agreements contemplated hereby will not violate or result in the breach of the laws of any jurisdiction applicable or pertaining thereto or of its constating documents; and

b) The Sellers represents and warrants to, and covenants with, the Purchaser that:

     i) the Claims have been duly and validly staked and recorded pursuant to the Act, are accurately described in Schedule "A", are and will be in good standing until their respective expiry date as set out in Schedule "A", and are free and clear of all liens, charges, and encumbrances of any nature;

     ii) the Sellers have the exclusive right to enter into this Agreement and to dispose of all interest in the Claims to the Purchaser, in accordance with the terms of this Agreement;

     iii) the Sellers are the sole legal, beneficial and recorded owner of the Claims;

     iv) there are no outstanding agreements or options to acquire or purchase the Claims or any portion thereof, and no person, firm or corporation has any proprietary or possessor's interest in the Claims, and no person is entitled to any rent or royalty on the Claims or other payment in the nature of rent or royalty on any mineral products derived from the Claims;

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
     v) there are no pending or threatened adverse claims, challenges actions, suits, disputes or proceedings regarding the Claims, whether pursuant to the Act or otherwise nor, to the best of the Sellers' knowledge, is there any basis therefore;

     vi) to the best of their knowledge, conditions on and relating to the Claims and operations conducted thereon are in compliance with all applicable laws, regulations or orders relating to environmental matters including, without limitation, waste disposal and storage;

     vii) there are no outstanding orders or directions relating to environmental matters requiring any work, repairs, construction or capital expenditures with respect to the Claims and the conduct of the operations related thereto, nor has she received any notice of the same, and she is not aware of any basis on which any such orders or direction could be made; and

     viii)the Sellers are not aware of any material fact or circumstance which has not been disclosed to the Purchaser which should be disclosed in order to prevent the representations and warranties in this section from being misleading or which may be material in the Purchaser's decision to enter into this Agreement and acquire an interest in the Claims.

c) The representations and warranties hereinbefore set out:

     i) are true as at the date hereof and will be true as at the Closing Date, are conditions on which the parties have relied in entering into this Agreement, and will survive the acquisition of any interest in the Claims by the Purchaser, and each party will indemnify and save the other harmless from all loss, damage, costs, actions and suits arising out of or in connection with any breach of any representation, warranty, covenant, agreement or condition made by such party and contained in this Agreement; and

     ii) will continue for a period of three (3) years after the Closing Date, and neither party will be entitled to assert any claim or action for a breach of a representation or warranty hereinbefore set out, unless it is commenced within such time period.

3) PURCHASE AND SALE

a) Upon and subject to the terms and conditions of the Agreement, the Sellers hereby agrees to sell, and the Purchaser agrees to purchase an undivided One Hundred Percent (100%) right, title and interest in and to the Claims, free and clear of all liens, charges and encumbrances whatsoever.

b) The purchase price for the Claim (the "Purchase Price") will be paid by the Purchaser to the Sellers, as follows:

     i) the payment of Cdn One Dollar (Cdn $1.00) on the Closing Date which is hereby acknowledged to have been paid and received;

     (ii) within 60 days of the Closing Date or by November 29, 2010 a final payment of Cdn Seven Thousand, Five Hundred Dollars ($8,500.00)

c) Forthwith after the final payment has been received, the Sellers will deliver to the Purchaser:

     i) evidence that the Claim has been transferred to the Purchaser or his duty appointed agent, pursuant to the Act and the MTO on-line system; or,

     (ii) in the alternative, hold the Claims in Billingsley's name in trust for the sole benefit of the Purchaser,

     (iii)if the Claims are held in trust, then it is the sole responsibility of the Purchaser to keep the mineral claims in good standing and must be willing to allow the use of his or his agent's credit card for the sole purpose of paying cash-in-lieu on the Claims.

4) NOTICE

a) Any notice, direction or other instrument required or permitted to be given under this Agreement will be in writing and may be given by the delivery of the same or by mailing the same by prepaid registered or certified mail or by sending the same by telecopier or other similar form of communication, in each case addressed to the addresses of the parties as set out on the first page of this Agreement, and if sent by telecopier, as follows:

     i)   if to the Purchaser at:

          Monte Resources Inc.
          1002 Ermine Court
          South Lake Tahoe CA 96150
          Fax No.: (604) 929 5933
          Attention: Mr. Ed Morrow

     ii)  if to the Sellers at:

          Richard Billingsley
          11114  147A Street
          Surrey BC V3R 3W2
          Fax No.: (604) 930 5541

b) Any notice, direction or other instrument aforesaid will, if delivered, be deemed to have been given and received on the day it was delivered; if telecopied, be deemed to have been given and received on the next business day following transmission; and if mailed, be deemed to have been given and received on the fifth day following the day of mailing, except in the event of disruption of the postal services, in which event notice will be deemed to be given and received only when actually received.

c) Any party may at any time give to the other, notice in writing of any change of address or telecopier number of the party giving such notice, and from and after the giving of such notice, the address or telecopier number therein specified will be deemed to be the address or telecopier number of such party for the purposes of giving notice hereunder.

5) GENERAL

a) This Agreement constitutes the entire agreement between the parties and replaces and supersedes all prior agreements, memoranda, correspondence, communications, negotiations and representations, whether verbal or written, express or implied, statutory or otherwise between the parties with respect to the subject matter herein.

b) The parties hereto agree that they and each of them will execute all documents and do all acts and things within their respective powers to carry out and implement the provisions or intent of this Agreement.

c) The headings to the respective sections herein will not be deemed part of this Agreement but will be regarded as having been used for convenience only.

d) All references to monies hereunder will be in Canadian funds. All payments to be made to any party hereunder will be made by cash, certified cheque or bank draft mailed or delivered to such party at its address for notice purposes as provided herein, or for the account of such party at such bank or banks in Canada as such party may designate from time to time by written notice. Said bank or banks will be deemed the agent of the designating party for the purpose of receiving, collecting and receipting such payment.

e) Subject to the provisions of section 5, this Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, administrators, executors, successors and assigns, as the case may be.

f) This Agreement will be governed and interpreted in accordance with the laws of British Columbia and the laws of Canada applicable therein. All actions arising from this Agreement will be commenced and prosecuted in the courts of British Columbia, and the parties hereby attorn to the jurisdiction thereof.

     IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

THE COMMON SEAL OF was hereunto affixed in the
presence  of:                                        )
                                                     )  MONTE RESOURCES INC.
                                                     )
/s                                                   )                       C/S
-----------------------------------                  )
Authorized Signatory - Edwin Morrow                  )
                                                     )
                                                     )
-----------------------------------                  )
Authorized Signatory                                 )

SIGNED, SEALED AND DELIVERED by DWAYNE KRESS in the  )
presence of:                                         )
                                                     )
                                                     )
Richard Billingsley                                  )
-----------------------------------                  )
Signature of Witness                                 )  /s
                                                     )  ------------------------
                                                     )         DWAYNE KRESS
/s                                                   )
Address of Witness                                   )
                                                     )
-----------------------------------                  )

SIGNED, SEALED AND DELIVERED by RICHARD BILLINGSLEY
in the presence of:                                  )
                                                     )
                                                     )
/s/                                                  )
-----------------------------------                  )
Signature of Witness                                 )  /s
                                                     )  ------------------------
                                                     )    RICHARD BILLINGSLEY
David Alexander                                      )

Address of Witness                                   )
                                                     )
-----------------------------------                  )

          THIS IS SCHEDULE "A" TO THE AGREEMENT DATED November 24, 2010

                                     BETWEEN

                              Monte Resources Inc.

                                       And

                      Richard Billingsley and Dwayne Kress

                              DESCRIPTION OF CLAIMS

Tenure No:    Claim Name       Owner      Map No:   Issue Date     Good To Date     Area (ha)
----------    ----------       -----      -------   ----------     ------------     ---------
 595538        KENALLAN     Billingsley    082L     2008/dec/05     2011/feb/28      82.303
 681143        KENALLAN 2   Billingsley    082L     2009/dec/08     2011/feb/28      82.318
 753342        KENALLAN 3   Billingsley    082L     2010/apr/20     2011/apr/20     452.708

                                                    TOTAL:                          617.329  HA

which are located in the Kamloops Mining Division, British Columbia.


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